                                                                   EXHIBIT 10.2b

                                [CONEMAUGH LOGO]




                         OPERATING AGREEMENT WITH GENCO

                  ANY CHANGE MADE TO THIS AGREEMENT MADE AFTER
                      12/5/94 MUST BE FILED WITH THE FERC.
                      UPDATE REVISION CHART WITH CHANGES.


       THIS IS A TRUE REPRESENTATION OF THE CONEMAUGH OPERATING AGREEMENT
                     ORIGINALLY MADE AS OF DECEMBER 1, 1967
                      INCLUDING THE FOLLOWING AMENDMENTS:


Date of Amendment                   Amended Section(s)
-----------------                   ------------------
June 4, 1969                        Articles 2.1, 6.1 & 7.2
May 8, 1973                         Article 3.1(f)
February 27, 1978                   Article 4.4*
December 1, 1978                    Article 10.1
June 30 ,1983                       Article 2.1, 4.4

The above amendments to the original agreement are indicated by underlining.


                         CONEMAUGH OPERATING AGREEMENT


ARTICLE                               TITLE                          PAGE NO.
   1                Effective Date and Duration of Contract              4
   2                General                                              4
   3                Services To Be Provided                              5
   4                Payments                                             7
   5                Audit                                                9
   6                Scheduling of Operations                             9
   7                Insurance and Indemnity                             10
   8                Assignment                                          12
   9                Waiver of Rights                                    12
  10                Notices and Communications                          12
  11                Governing Law                                       14

* Amendment superceded by June 30, 1983 amendment.

April 28, 1986

         THIS AGREEMENT made as of the first day of December, 1967, by and between PENNSYLVANIA ELECTRIC COMPANY, a Pennsylvania corporation (hereinafter called "Penelec"), party of the first part, and ATLANTIC CITY ELECTRIC COMPANY, a New Jersey corporation, BALTIMORE GAS AND ELECTRIC COMPANY, a Maryland corporation, DELMARVA POWER & LIGHT COMPANY, a Virginia and Delaware corporation, METROPOLITAN EDISON COMPANY, a Pennsylvania corporation, PENNSYLVANIA POWER & LIGHT COMPANY, a Pennsylvania corporation, PHILADELPHIA ELECTRIC COMPANY, a Pennsylvania corporation, POTOMAC ELECTRIC POWER COMPANY, a district of Columbia and Virginia corporation, PUBLIC SERVICE ELECTRIC AND GAS COMPANY, a New Jersey Corporation, and UGI CORPORATION (formerly THE UNITED GAS IMPROVEMENT COMPANY), a Pennsylvania corporation (hereinafter referred to collectively as the "Owners" and individually as an "Owner"), parties of the second part.

                               WITNESSETH: THAT:

         WHEREAS, the parties of the second part are owners in common of undivided interest in Conemaugh Steam Electric Station being constructed in Indiana County, near New Florence, Pennsylvania, which will consist of two units with a nominal capacity of 900,000 kw each, the first of which is expected to be in service in February, 1970 and the second in February 1971 (said Station, including all appurtenant or related facilities owned by the Owners as tenants in common, such as, but not limited to, the Conemaugh Switching station, being hereinafter referred to as the "Generating Station"); and

         WHEREAS, the parties of the second part are also owners in common of undivided interests in the Conemaugh Switching Station, being constructed adjacent to the Generating Station in Indiana County, near New Florence, Pennsylvania, which will initially consist of eight (8) 500 KV circuit breakers in a breaker-and-a-half arrangement with two (2) generator circuits and three
(3) line circuits (said Conemaugh Switching Station, including all appurtenant or related facilities owned by the Owners as tenants in common, being hereinafter referred to as the "Switching Station"); and

         WHEREAS, the Generating Station and the Switching Station are hereinafter referred to as the "Station"; and

         WHEREAS, as tenants in common each Owner is entitled to a share of the installed capacity, available capacity, operating capacity and hourly generation (measured on the basis of net station output as of the 500 kv bus in the adjacent Conemaugh Switching Station) proportional to its undivided interest in the Station; and

         WHEREAS, the parties of the second part desire that Penelec shall operate the Station in accordance with the terms and conditions hereinafter set forth; and

         WHEREAS, Penelec is willing to operate the Station on such terms and conditions; and

         NOW, THEREFORE, the parties hereto mutually agree as follows:

ARTICLE 1 - EFFECTIVE DATE AND DURATION OF CONTRACT

         1.1 This Agreement shall become effective as of December 1, 1967, and shall continue in effect until the expiration of five (5) years from the date on which the first unit of the Station shall go into commercial operation, and thereafter from year to year, subject to termination at the end of such five (5) year period or at the end of any year thereafter by Penelec or by the Owners upon not less than three (3) years' written notice by Penelec to the Owners or by the Owners to Penelec, as the case may be. The Owners shall cause to be given to Penelec confirmation in writing of the date on which the first unit of the Station goes into commercial operation promptly after that event and such date shall be controlling under this Agreement in all cases in which that date is material.

         1.2 This Agreement shall also be subject to termination on six months' written notice if its performance is in conflict with any rule, regulation, or order of the Securities and Exchange Commission applicable to this Agreement, under the Public Utility Holding Company Act of 1935, unless within such time this Agreement is so revised by mutual agreement as to eliminate the conflict. (The said Act and rules thereunder are applicable to this Agreement solely because Penelec is a "subsidiary" of a registered holding company and an "associate" of Metropolitan Edison Company.)

ARTICLE 2 - GENERAL

         2.1 Penelec shall operate and maintain the Station in accordance with good utility practice and pursuant to operating plans (including goals, objectives, improvement programs and budgets) developed and updated annually by Penelec and Owners and approved by Owners. In performing such operation and maintenance, Penelec shall act as an independent contractor responsive to the interests of Owners.

ARTICLE 3 - SERVICES TO BE PROVIDED

         3.1   Penelec agrees that it will:

         (a) Select, hire, control and (when it deems such action appropriate) discharge personnel, including supervisors, as required in the performance of this Agreement, such personnel to be sole employees of Penelec.

         (b) Schedule deliveries of and handle fuel supplies to the Station under contracts entered into by the Owners, and procure and handle any additional spot fuel which may be necessary for the operation of the Station.

         (c) Purchase operating and ordinary maintenance materials, supplies, and services (the latter including, for example, necessary coal analysis, communications, and plant protection).

         (d) Perform or if deemed desirable by Penelec contract for maintenance, renewals and replacements required to keep the Station in safe and efficient operating condition and to protect the property. Specific advance approval of the Owners will be required unless

                  (i) A prompt decision is required to prevent hazardous conditions or substantial reduction in generation; or

                  (ii) the need was unforeseen and arises in the course of operation and the net expenditure for the complete job is expected to be not more than $25,000; or

                  (iii) provision has been made therefor in an approved budget.

         (e) Prepare annual budgets as required for operating expenses, maintenance, capital expenditures and retirements to be submitted to the Owners for approval.

         (f) Administer land, land right and real estate matters with respect to station property, including any related services pertaining to oil and gas leases, property taxes, land records management and similar functions, but excluding the right to acquire or sell land or grant easements.

         (g) Perform any additional services related to the operation, maintenance, renewals, replacements, additions, and retirements pertaining to the Station which the Owners shall, by a written notice to Penelec, request Penelec to undertake and which Penelec shall agree, in writing, to undertake.

         (h) Perform such accounting as is required for the Station and furnish reports with respect thereto to the Owners which will enable each Owner to meet its accounting and statistical requirements including the requirements of any regulatory bodies having jurisdiction over such Owner. Duplicate records if desired shall be provided for any Owner at its expense.

         (i) Prepare bills in reasonable detail to the Owners for cost of services performed including an appropriate allowance for Penelec's overheads, as mutually agreed to, applicable to this Agreement and fairly and equitably allocated thereto as provided in Section 4.3.

         3.2 Matters and questions arising in connection with the operation and maintenance of the Station which are not within the scope of the responsibility of Penelec as an independent contractor under this

Agreement and are not specifically provided for in this Agreement shall be referred to the Owners.

         3.3 As a general rule, any decision or approval of the Owners in order to be effective shall be unanimous, provided, however, that in case of disagreement among the Owners as to any matter likely to impede or interfere with Penelec's operation of the Station the decision of the Owners having a collective ownership interest in the Station in excess of 75% shall be final and binding on Penelec and all Owners.

ARTICLE 4 - PAYMENTS

         4.1 It is agreed by the parties hereto that the individual liability of any one Owner for any liability hereunder to Penelec shall be that portion of the total liability of the Owners which is equal to that one Owner's percentage of undivided ownership in the Station, such percentages being as follows:

     Atlantic City Electric Company                        3.83%

     Baltimore Gas and Electric Company                   10.56%

     Delmarva Power & Light Company                        3.72%

     Metropolitan Edison Company                          16.45%

     Pennsylvania Power & Light Company                   11.39%

     Philadelphia Electric Company                        20.72%

     Potomac Electric Power Company                        9.72%

     Public Service Electric and Gas Company              22.50%

     UGI Corporation                                       1.11%

                                         TOTAL           100.00%

         4.2 Penelec shall be reimbursed by the Owners for any cost (as determined in accordance with Section 4.3) incurred by it hereunder during the construction period and prior to the time the first unit at the Station is placed in commercial operation, such reimbursements to be effected by the prompt payment by the Owners of monthly bills submitted by Penelec.

         4.3 After the first unit of the Station goes into commercial operation, Penelec shall be reimbursed by the Owners for its cost in carrying out this Agreement as determined in accordance with sound methods of determining cost. Such costs shall include any overheads, as mutually agreed to, of Penelec applicable to this Agreement and fairly and equitably allocated thereto, but shall not exceed the limitations imposed by Rule 91 of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935.

         4.4 Penelec shall establish and maintain for purposes of this Agreement a bank account, subject to withdrawals by Penelec, in a bank satisfactory to Penelec and the Owners, with funds supplied by the Owners in proportion to their respective percentages of undivided ownership of the Station. Prior to the date the first generating unit is placed in commercial operation, Penelec shall request of each Owner the amount of funds to be deposited initially by each such Owner in the bank account in order to activate the account and to cover Penelec's estimated current disbursements. From time to time thereafter, Penelec shall in similar manner request replenishment of the bank account by the Owners. In determining the dates and amounts of such replenishments, Penelec shall endeavor to avoid carrying in the bank account funds in excess of a reasonable minimum balance for periods of time longer than necessary to provide for the orderly payment of bills. All bills in connection with the performance of this Agreement shall be paid by Penelec from this account.
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ARTICLE 5 - AUDIT

         5.1 An audit shall be made each year of the accounts and records kept by Penelec for its operations under this Agreement by an independent certified public accountant retained by the Owners to verify the accuracy of the expenses and costs charged to the Owners on account of this Agreement. The independent certified public accountant shall report to each Owner, who shall advise Penelec, within three months of receipt of such report, of any exception or objection to any item of such expenses and costs in the period covered by such report.

ARTICLE 6 - SCHEDULING OF OPERATIONS

         6.1 Under normal conditions, Penelec shall operate the Generating Station in accordance with schedules providing for operation at maximum economy with the other stations of the Interconnected System of which the Owners' systems are a part. Initially, such schedules (i.e., operating periods, scheduled maintenance outage periods, and hour-to-hour generation) shall be prepared by the Office of the Pennsylvania-New Jersey-Maryland Interconnection, subject, however, (a) to the making of other arrangements for scheduling by the Owners and (b) to overriding directions by the Owners at any time.

         6.2 During operating conditions which Penelec in its sole judgment deems abnormal, Penelec shall take such action as it deems appropriate to safeguard equipment and to maintain service.

ARTICLE 7 - INSURANCE AND INDEMNITY

         7.1 Penelec shall have sole responsibility for withholding from the compensation of its employees engaged in performing the services under this Agreement any taxes or contributions which are required by law to be withheld, and, sole responsibility for paying such withheld amount and taxes applicable to the compensation of such employees imposed by law upon Penelec to the proper governmental authority, and shall indemnify and save harmless the Owners from and against any liability on account thereof.

         7.2 Penelec shall provide workmen's compensation insurance for its employees engaged in performing the services under this Agreement in accordance with the laws of the Commonwealth of Pennsylvania and shall arrange with its compensation insurer for specific segregation and allocation of costs of this insurance. The policy shall contain an "All States" endorsement and subrogation waiver as follows: "It is understood and agreed that the Company shall not proceed against the Owner or Owners of Conemaugh Steam Electric Station and the Conemaugh Switching Station for recovery of any loss or losses paid under this policy." Evidence of this insurance is to be furnished to Owners. Costs of this insurance shall be included in Penelec's expenses reimbursable by the Owners under this Agreement.

         7.3 Owners shall provide comprehensive public liability insurance in amounts to be determined from time to time by the Owners.

Such insurance shall cover liability arising out of the ownership and operation of the Station and associated activities, including the use of automobiles, owned, non-owned and hired, and shall name as insureds Penelec and Owners. Owners shall furnish a certified copy of this policy to Penelec which will submit to the insurer any reports and arrange for any inspections necessitated thereby.

         7.4 Owners shall provide such insurance as they deem necessary against the hazards of fire, explosion, boiler and machinery accidents and such other hazards of physical loss or damage to the Station, except Penelec's own property and that of its employees. Such insurance shall include a waiver of the insurer's right of subrogation against Penelec for such loss or damage even though due to the negligence of Penelec. Owners shall furnish a certified copy or copies of such insurance to Penelec. Penelec shall arrange with the insurers for any inspections necessitated thereby and shall promptly report any losses to each Owner's representative appointed in accordance with Article 10 hereof, and shall assist and cooperate in the adjustment and settlement thereof.

         7.5 Penelec shall provide an employee's fidelity bond in the amount of $1,000,000. Costs of this bond shall be included in Penelec's expenses reimbursable by the Owners under this Agreement.

         7.6 Penelec shall not be liable for any injury, death, loss or damage arising out of the operation of the Station except to the extent of the amount, if any, received from an insurer or insurers under insurance required to be carried by it. The Owners shall indemnify and hold Penelec harmless against any loss, expense or damage (including personal injury to and death of third persons and damage of property) of any kind whatsoever arising out of or connected with services performed by it, except loss or damage of Penelec's own property and that of its employees and except as provided in Section 7.1 hereof and in the preceding sentence.

ARTICLE 8 - ASSIGNMENT

         8.1 The rights and obligations of this Agreement shall be subject to assignment at any time by any of the Owners in connection with a transfer of any such Owner's interest in the Station, but shall not be assignable by Penelec without the written consent of the Owners.

ARTICLE 9 - WAIVER OF RIGHTS

         9.1 The failure of either the Owners or Penelec to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

ARTICLE 10 - NOTICES AND COMMUNICATIONS

         10.1 Each Owner, by written notice signed by an executive officer and delivered to Penelec and to each other Owner, shall designate one representative and an alternate (to act in the absence of such representative) to serve on the Keystone-Conemaugh Owners Representatives Committee with authority to act for it in all matters pertaining to this agreement and to receive notices and communications from Penelec with respect to the subject matter of this Agreement and to deliver to Penelec, on behalf of such Owner through the Keystone-Conemaugh Owners Representatives Committee, notices, communications, decisions and approvals concerning the subject matter of this Agreement. The manner of making any decision by any Owner or giving any approval by any Owner shall be determined by such Owner for itself but any communication received by Penelec and/or the other Owners from a person designated by an Owner pursuant to the preceding sentence (unless such designation shall have been previously revoked as provided in Section 10.3) may be conclusively relied upon by Penelec and the other Owners as having been authorized by said Owner.

         10.2 Penelec, by written notice signed by an executive officer delivered to each of the Owners, shall designate one representative and an alternate to receive notices and communications from the Owners and to deliver to the Owners notices and communications concerning the subject matter of this Agreement. The manner of making any decision by Penelec shall be determined by Penelec for itself but any communication received by the Owners from a person designated by Penelec pursuant to the preceding sentence (unless such designation shall have been previously revoked as provided in Section 10.3) may be conclusively relied upon by the Owners as having been authorized by Penelec.

         10.3 Any designation by an Owner or Penelec pursuant to Sections 10.1 and 10.2 may be revoked by such Owner or Penelec, as the case may be, by designating a substitute representative or alternate by written notice signed by an executive officer and delivered to each of the other signatories to this Agreement.

ARTICLE 11 - GOVERNING LAW

         11.1 It is agreed by the parties hereto that this Agreement shall be construed, interpreted and controlled by the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officers thereunto duly authorized as of the day and year first above written.

                                        PENNSYLVANIA ELECTRIC COMPANY
                                        ATLANTIC CITY ELECTRIC COMPANY
                                        BALTIMORE GAS & ELECTRIC COMPANY
                                        DELMARVA POWER & LIGHT COMPANY
                                        METROPOLITAN EDISON COMPANY
                                        PENNSYLVANIA POWER & LIGHT COMPANY
                                        PHILADELPHIA ELECTRIC COMPANY
                                        POTOMAC ELECTRIC POWER COMPANY
                                        PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                        UGI CORPORATION

                                    CONSENT

         This CONSENT is given this 30th day of January, 1995, by the Keystone Generating Station and Conemaugh Generating Station (hereinafter collectively referred to as "Owners' Facilities") Owners: Atlantic City Electric Company, Baltimore Gas and Electric Company, Delmarva Power and Light Company, UGI Utilities, Inc. Metropolitan Edison Company, Jersey Central Power & Light Company, Pennsylvania Power & Light Company, PECO Energy Co., Potomac Electric Power Company and Public Service Electric & Gas Company (hereinafter referred to as "Owners")

                                       to

Pennsylvania Electric Company ("Penelec") and GPU Generation Corporation ("GPUGC").

                                   WITNESSETH:

         WHEREAS, Penelec operates Owners' Facilities pursuant to the following agreements:

         1. The Keystone Operating Agreement, dated December 1, 1965, as amended or supplemented (and as it may be amended or supplemented from time to time hereafter).

         2.       The Conemaugh Operating Agreement, dated December 1,
                  1967, as amended or supplemented (and as it may be amended or supplemented from time to time hereafter).

(hereinafter referred to as the "Agreements"); and

         WHEREAS, Penelec is a Pennsylvania electric utility operating company, a part of the General Public Utilities Corporation ("GPU") System and an affiliate of GPUGC; and

         WHEREAS, the GPU System is combining the operation of all the GPU System's fossil fuel-fired and hydroelectric generating stations (including Penelec's operation of the Owners' Facilities) into a single unified management structure under GPUGC; and

         WHEREAS, Penelec intends to assign the Agreements to GPUGC and GPUGC intends to accept such assignment; and

         WHEREAS, pursuant to Sections 8.1 of the Agreements, Penelec seeks the written consent of the Owners to the assignment of its rights and obligations under the Agreements to GPUGC and the Owners are willing to provide such consent.

         NOW THEREFORE, in consideration of the premises and promises contained herein and intending to be bound hereby, the Owners:

         Hereby consent to Penelec's assignment of its rights and obligations under the Agreements to GPUGC and to GPUGC's acceptance of such assignment. Such assignment shall not effect any and all rights and obligations of Penelec and of the Owners accrued as of the effective date of the assignment.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be signed and attested as of the day and year first above written.

            ATLANTIC CITY ELECTRIC COMPANY          ATTEST:


            By: /s/ H. C. SCHWEMM, JR.              /s/ L. M. WALTERS
                ------------------------------      ----------------------------
                H. C. Schwemm, Jr.                  L. M. Walters,
                Vice President                      Assistant Secretary
                Power Generation & Fuels Management


            BALTIMORE GAS AND ELECTRIC COMPANY


            By: /s/ [ILLEGIBLE]    1/3/95
                ------------------------------
                [ILLEGIBLE]
                1/3/95


            DELMARVA POWER AND LIGHT COMPANY


            By: /s/                                 Claire R. Williamson
                ------------------------------      Commission Expires 3/27/95


            UGI UTILITIES INC.                      Sworn to and subscribed
                                                    before me this 3rd day of
                                                    January, 1995.

            By: /s/                                 /s/ DAVE J. DANIELS
                ------------------------------      ----------------------------
                                                    Notary Public
                                                    [STAMP]

            METROPOLITAN EDISON COMPANY             ATTEST:


            By: /s/ RJ TOOLE                        By: /s/
                ------------------------------          ------------------------
                Vice President                          Assistant Secretary

JERSEY CENTRAL POWER & LIGHT COMPANY        ATTEST:

By: /s/ RJ TOOLE                            By: /s/
    ------------------------------              ---------------------------
        Vice President                              Assistant Secretary


PENNSYLVANIA POWER & LIGHT COMPANY

By: /s/                                     By: /s/ DIANE M. KOCH
    ------------------------------------        ---------------------------


PECO ENERGY CO.

By: /s/                                     By: /s/ M. C. PRICE
    ------------------------------------       ----------------------------




POTOMAC ELECTRIC POWER COMPANY

By: /s/                                     By:
    ------------------------------------        ---------------------------



PUBLIC SERVICE ELECTRIC & GAS COMPANY

By: /s/
    ------------------------------------

Attest:

By: /s/ LINDA J. DECIBUS
    ------------------------------------
        Linda J. Decibus
        Assistant Secretary

                   AMENDMENT TO CONEMAUGH OPERATING AGREEMENT

                  SECTION 1. Reference is made to the Conemaugh Operating Agreement dated December 1, 1967, as amended and supplemented from time to time (the "Operating Agreement") by and among the Owners (as such term is defined in the Operating Agreement) and GPU Generation Corporation ("Genco"), as assignee of Pennsylvania Electric Company.

                  SECTION 2. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Operating Agreement.

                  SECTION 3. The parties hereto agree that Section 3.3 of the Operating Agreement shall be deleted and the following substituted therefor:

                           3.3 As a general rule, any decision or approval of the Owners in order to be effective shall be unanimous; provided, however, that in case of disagreement among the Owners as to any matter likely to impede or interfere with Genco's operation of the Station, any action by the Owners under or in connection with the Operating Agreement or any other agreement between the Owners and any other party or parties shall be deemed to be the action of all of the Owners and to be binding upon and inure to the benefit of, all of the Owners, if such action is approved by vote of either (a) Owners holding in the aggregate at least 75% of the ownership interests in the Station or (b) the total number of Owners minus one; it being understood and agreed that for purposes of this provision, the votes of any affiliated entities shall be aggregated such that any group of two or more affiliated entities shall be entitled to a single vote. For purposes hereof, the term "affiliated" with respect to any entity, shall mean any entity controlling, controlled by or under common control with, such entity.

                  SECTION 4. Except as modified hereby, the Operating Agreement shall remain in full force and effect:

Dated: March 25, 1998

                                       BALTIMORE GAS & ELECTRIC
ATLANTIC CITY ELECTRIC COMPANY         COMPANY


By /s/ H. CARTER KRESGE                By /s/
   ---------------------------------      ---------------------------------

Title Manager - External Operations    Title Vice President
      ------------------------------         ------------------------------


DELMARVA POWER & LIGHT
COMPANY                                METROPOLITAN EDISION COMPANY

By /s/ H. CARTER KRESGE                By /s/ R J TOOLE
   ---------------------------------      ---------------------------------

Title Manager - External Operations    Title Vice President
      ------------------------------         ------------------------------

PECO ENERGY COMPANY                          POTOMAC ELECTRIC POWER COMPANY

By /s/                                       By /s/
  -------------------------------------        --------------------------------

Title Mgr - Joint Owner Affairs              Title Gen Mgr Bulk Power Mgmt
     ----------------------------------           -----------------------------


                                             PUBLIC SERVICE ELECTRIC AND
PP&L, INC.                                   GAS COMPANY


By  /s/                                      By /s/
  -------------------------------------        --------------------------------

Title  Mgr - Engr's Tech Svcs                Title  Vice President - Fossil
     ----------------------------------           -----------------------------


UGI UTILITIES, INC.

By /s/
  -------------------------------------

Title
     ----------------------------------


GPU GENERATION CORPORATION

By  R J TOOLE
  -------------------------------------

Title  VP Generation
     ----------------------------------

                    [KEYSTONE-CONEMAUGH PROJECTS LETTERHEAD]


                                 April 3, 1998


Mr. Ronald J. Toole
GPU Generation, Inc.
1001 Broad Street
Johnstown, Pennsylvania 15907

Dear Mr. Toole:

                             RE: TERMINATION WAIVER

We would appreciate your confirming on behalf of GPU Generation, Inc. ("GENCO"), by signing below, the following, which was agreed to at the Keystone-Conemaugh Owners meeting of March 4, 1998.

GENCO has agreed with the Owners of the Conemaugh Generating Station
("Owners") that, notwithstanding any provision in the respective Operating Agreement to the contrary, the Owners and GENCO shall each have the right to terminate the Operating Agreement between the Owners and GENCO effective as of December 31, 2001 by giving written notice thereof to the other party no later than JUNE 30, 1999. In other words, each of the parties has agreed to waive its right under the Operating Agreement to demand that notice of termination effective December 31, 2001 be delivered no later than December 31, 1998. This waiver will permit the Owners and GENCO additional time to determine the impact on the Operating Agreement of a potential divestiture by GPU, Inc. and its subsidiaries of their ownership interests in the stations and any related change in the ownership or operation of GENCO. Each of the parties understand that their waiver of their rights to demand earlier notice of termination does not constitute a waiver of any of their other rights under the Operating Agreement.

Please sign eleven copies of this letter where indicated below and return ten signed originals to us for our files.

                                             Sincerely,

                                             Conemaugh Generating Station Owners


Acknowledged and agreed to:

GPU Generation, Inc.

By: /s/ RONALD J. TOOLE
   ------------------------
   Ronald J. Toole

ATLANTIC CITY ELECTRIC COMPANY               BALTIMORE GAS & ELECTRIC COMPANY


By /s/                                       By /s/
  -------------------------------------        --------------------------------

Title Manager - External Operations          Title Vice President -
      ---------------------------------            Fossil Energy
      3-19-98                                      ----------------------------

DELMARVA POWER & LIGHT COMPANY               METROPOLITAN EDISON COMPANY

By /s/                                       By /s/ R J TOOLE
  -------------------------------------        --------------------------------

Title Manager - External Operations          Title VP Generation
      ---------------------------------            ----------------------------
      3-19-98

PECO ENERGY COMPANY                          PP&L, INC.

By /s/                                       By /s/
  -------------------------------------        --------------------------------

Title General Manager                        Title VP-PP&E
      ---------------------------------            ----------------------------



POTOMAC ELECTRIC POWER COMPANY               PUBLIC SERVICE ELECTRIC AND GAS
                                             COMPANY

By /s/                                       By /s/
  -------------------------------------        --------------------------------

Title                                        Title V.P. Fossil Generation
      ---------------------------------            ----------------------------


UGI UTILITIES, INC.

By /s/
  -------------------------------------

Title
      ---------------------------------

                                   AMENDMENT

                                     OF THE

                         CONEMAUGH OPERATING AGREEMENT

                                  DATED AS OF

                               NOVEMBER 24, 1999

                                   AMENDMENT
                                    OF THE
                         CONEMAUGH OPERATING AGREEMENT

         This AMENDMENT OF THE CONEMAUGH OPERATING AGREEMENT ("Amendment"), dated as of the 24th day of November, 1999, by and between Pennsylvania Electric Company ("Penelec"), a Pennsylvania corporation, and GPU Generation, Inc., a Delaware corporation ("Genco"), parties of the first part, and Atlantic City Electric Company, a New Jersey corporation, Baltimore Gas & Electric Company, a Maryland corporation, Delmarva Power & Light Company, a Virginia and Delaware corporation, Metropolitan Edison Company, a Pennsylvania corporation, PP&L, Inc., a Pennsylvania corporation, PECO Energy Company, a Pennsylvania corporation, Potomac Electric Power Company, a District of Columbia and Virginia corporation, Public Service Electric & Gas Company, a New Jersey corporation, and UGI Utilities, Inc., a Pennsylvania corporation (each an "Owner", and collectively, the "Owners"), parties of the second part,

                                  WITNESSETH:

         WHEREAS, the Owners are owners in common of undivided interests in the Conemaugh Steam Electric Station (said Conemaugh Steam Electric Station, excluding the Switching Station, as defined herein, the "Generating Station") located in Indiana County, near New Florence, Pennsylvania; and

         WHEREAS, the Owners are also owners in common of undivided interests in the Conemaugh Switching Station, a high-voltage electric switching station located adjacent to the Generating Station and consisting of nine (9) 500 KV circuit breakers in a breaker-and-a-half arrangement with two generator circuits, three line circuits and one capacitor bank (said Conemaugh Switching Station, including all appurtenant and related facilities owned by the Owners as tenants in common, the "Switching Station"); and

         WHEREAS, as of the date hereof, Genco operates the Generating Station and the Switching Station for the Owners as Penelec's assignee under the Conemaugh Operating Agreement, dated as of December 1, 1967, as amended and assigned by Penelec to Genco (said Conemaugh Operating Agreement, as amended prior to the date hereof and assigned by Penelec to Genco, the "Operating Agreement"); and

         WHEREAS, Metropolitan Edison Company has agreed, among other things, to sell (the "Asset Sale") its undivided interest in the Generating Station, but not the Switching Station, to Sithe Energies, Inc., a Delaware corporation ("Sithe"), pursuant to that certain Purchase and Sale Agreement (the "PSA"), dated as of October 29, 1998, and GPU, Inc. has agreed to concurrently sell to Sithe (the "Stock Sale") all of the outstanding capital stock of Genco pursuant to that certain Stock Purchase and Sale Agreement (the "SPA"), dated as of October 29, 1998; and

         WHEREAS, Sithe and the Owners other than Metropolitan Edison Company desire that after the Asset Sale and Stock Sale are consummated (the "Closing"), Genco shall continue to operate the Generating Station, but not the Switching Station, under the Operating Agreement.

         NOW, THEREFORE, In consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         ARTICLE I - Amendment of the Operating Agreement.

         1.1 In the event the PSA and SPA are terminated and no Closing occurs, then this Amendment shall terminate concurrently with such terminations of the PSA and SPA, and the Operating Agreement shall remain in effect in accordance with its terms.

         1.2 The right and obligation of Penelec, and of Genco as Penelec's assignee, to operate and maintain the Switching Station under the Operating Agreement shall terminate as of the Closing. The parties to the Operating Agreement shall use reasonable efforts to settle all accounts and wind-up all transactions under said agreement relating to the Switching Station as promptly as practicable after the Closing.

         1.3 The right and obligation of Genco, as Penelec's assignee, to operate and maintain the Generating Station under the Operating Agreement shall continue under the Operating Agreement in accordance with its terms as of and after the Closing. Notwithstanding Penelec's status as assignor of the Operating Agreement to Genco, Penelec shall have no obligation or liability as of and after the Closing for, or in connection with, the operation and maintenance of the Generating Station or the Switching Station under the Operating Agreement, and, effective as of the Closing, the Owners hereby release and discharge Penelec from any and all liabilities and obligations of every kind and nature arising out of or in connection with the operation and maintenance of the Generating Station and the Switching Station under the Operating Agreement after the Closing. Nothing herein shall affect the liability, if any, of Penelec arising in connection with the operation and maintenance of the Generating Station and Switching Station prior to the closure.

         ARTICLE II - Governing Law.

         2.1 This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof.

         ARTICLE III - Counterparts.

         3.1 This Amendment may be executed by one or more of the parties hereto in any number of separate identical counterparts, no one of which need be signed by all of the parties so long as each of the parties has signed at least one counterpart. Each such counterpart, when signed and delivered by one or more of the parties hereto shall constitute an original instrument and all such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned officers thereunto duly authorized as of the day and year first above written.

PENNSYLVANIA ELECTRIC COMPANY                GPU GENERATION, INC.

By  /s/ R J TOOLE                            By /s/ R J TOOLE
   --------------------------------             --------------------------------

Title  V.P. Generation                       Title  V.P. Generation
      -----------------------------                -----------------------------

CONEMAUGH GENERATING STATION OWNERS:

                                             BALTIMORE GAS & ELECTRIC
ATLANTIC CITY ELECTRIC COMPANY               COMPANY

By /s/ H. CARTER KRESGE                      By /s/
   --------------------------------             --------------------------------

Title Manager - External Operations          Title  Vice President
      -----------------------------                -----------------------------

DELMARVA POWER & LIGHT COMPANY               METROPOLITAN EDISON COMPANY

By /s/ H. CARTER KRESGE                      By /s/ R J TOOLE
   --------------------------------             --------------------------------

Title Manager - External Operations          Title  V. P. Generation
      -----------------------------                -----------------------------

PP&L, INC.                                   PECO ENERGY COMPANY

By  /s/                                      By /s/
   --------------------------------             --------------------------------

Title                                        Title  VP Fossil Ops
      -----------------------------                -----------------------------

                                               PUBLIC SERVICE ELECTRIC AND
POTOMAC ELECTRIC POWER COMPANY                 GAS COMPANY

By /s/                                         By /s/
   ----------------------------------             ------------------------------

Title General Manager                          Title VP - Fossil Generation
      -------------------------------                ---------------------------
      Bulk Power Management


UGI UTILITIES, INC.

By /s/
   ----------------------------------

Title VP & CM [ILLEGIBLE]
      -------------------------------